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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 3, 2000


                             USinternetworking, Inc.
                             -----------------------
                          (Exact Name of Registrant as
                              Specified in Charter)

                                      25737
                               ------------------
                              (Commission File No.)

                                   52-2078325
                               ------------------
                                  (IRS Employer
                               Identification No.)

                                    Delaware
                               ------------------
                          (State or Other Jurisdiction
                                of Incorporation)


                                  One USi Plaza
                         Annapolis, Maryland 21404-7478
                              (Address of Principal
                               Executive Offices)

                                 (410) 897-4400
                               ------------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5. OTHER EVENTS

               On March 3, 2000 USinternetworking Inc. ("the Company"), issued the press release filed herewith as Exhibit 99.1 in connection with the declaration of a one-for-two stock dividend. The Company is filing this Current Report on Form 8-K, together with Exhibit 99.1, with the Securities and Exchange Commission.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        USinternetworking, Inc.

By:     /s/ William T. Price
       ----------------------------------------------------
Name:  William T. Price
       ----------------------------------------------------
Title:    Vice President, General Counsel & Secretary
       ----------------------------------------------------


Date: March 3, 2000

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                                  EXHIBIT INDEX

*       99.1.  Press release dated March 3, 2000.

---------------------------

*       Filed herewith.